                                                                 EXHIBIT 10.1.13
                                                                [EXECUTION COPY]



                                AMENDMENT No. 13
                                       TO
                           THIRD AMENDED AND RESTATED
                       CREDIT AND REIMBURSEMENT AGREEMENT


         AMENDMENT No. 13 dated as of February 23, 2001 among ORBITAL SCIENCES CORPORATION (the "COMPANY"), the BANKS listed on the signature pages hereof and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent and as Collateral Agent.

                                   WITNESSETH:

         WHEREAS, the parties hereto have heretofore entered into a Third Amended and Restated Credit and Reimbursement Agreement dated as of December 21, 1998 (as amended prior to the date hereof, the "EXISTING AGREEMENT"); and

         WHEREAS, the Company and the Banks wish to amend and restate the Credit Agreement as set forth herein;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         SECTION 1. Definitions; References . Unless otherwise specifically defined herein, each term used herein shall have the meaning assigned to such term in Exhibit A hereto. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference contained in the Credit Agreement shall from and after the Effective Date (as defined in Section 4 below) refer to the Credit Agreement as amended and restated hereby.

         SECTION 2. Amendment and Restatement of the Credit Agreement . The Existing Agreement is hereby amended and restated in its entirety to read as set forth in Exhibit A (as so amended and restated, the "CREDIT AGREEMENT"):

         SECTION 3. Representations and Warranties . The Company hereby represents and warrants that the representations and warranties set forth in the Credit Agreement are true and correct.

         SECTION 4. Effectiveness . This Amendment shall become effective on the date (the "EFFECTIVE DATE") on which the following conditions shall have been
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satisfied (except Sections 2.13 and 10.03 of the Credit Agreement, which shall become effective when the Administrative Agent shall have received the documents specified in paragraph (a) below):

             (a) The Administrative Agent shall have received counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to it of telegraphic, telex, facsimile or other written confirmation from such party of execution of a counterpart hereof by such party);

             (b) The Administrative Agent shall have received an opinion of Hogan & Hartson L.L.P., special counsel for the Borrowers, substantially in the form of Exhibit B hereto and covering such additional matters relating to the transactions contemplated by the Financing Documents as the Required Banks may reasonably request;

             (c) The Collateral and Guarantee Requirement shall have been satisfied;

             (d) The New Agreement shall have become effective in accordance with its terms;

             (e) The Administrative Agent shall have received an amendment fee for the account of each Bank from which the Administrative Agent shall have received a signed counterpart hereof (or satisfactory confirmation of its signing a counterpart hereof) not later than the date of satisfaction of the condition in paragraph (a) in an amount equal to 0.60% of such Bank's Commitment; and

             (f) The Administrative Agent shall have received all documents it may reasonably request relating to the existence of the Borrowers, the corporate authority for and the validity of the Financing Documents, and any other matters reasonably relevant hereto, all in form and substance reasonably satisfactory to the Administrative Agent;

provided that this Agreement shall not become effective or be binding on any party hereto unless the foregoing conditions are satisfied not later than February 23, 2001. On the Effective Date the Credit Agreement will be automatically amended and restated in its entirety to read as set forth in Exhibit A. On and after the Effective Date the rights and obligations of the parties hereto shall be governed by the Credit Agreement. Without limiting the generality of the foregoing, on and after the Effective Date the provisions of prior amendments of and waivers under the Existing Agreement (including Amendment No. 4 thereto which by its terms has not become effective) shall be of no further force and effect except insofar as the same are reflected in the terms of the Credit Agreement. The Administrative Agent shall

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promptly notify the Company and the Banks of the effectiveness of this
Agreement, and such notice shall be conclusive and binding on all parties hereto.

         SECTION 5. Governing Law . This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 6. Counterparts . This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.




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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                   ORBITAL SCIENCES CORPORATION


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:


                                   MORGAN GUARANTY TRUST COMPANY
                                       OF NEW YORK


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:


                                   THE BANK OF NOVA SCOTIA


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:


                                   BANK OF AMERICA, N.A., f/k/a
                                       NATIONSBANK, N.A.


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:


                                   FIRST UNION COMMERCIAL CORPORATION


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:


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

                                   DEUTSCHE BANK AG, NEW YORK
                                       AND/OR CAYMAN ISLAND BRANCHES


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:


                                   KEYBANK NATIONAL ASSOCIATION


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:


                                   BANK OF TOKYO-MITSUBISHI TRUST
                                      COMPANY


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:


                                   WACHOVIA BANK, N.A.


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:




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                                   CHEVY CHASE BANK


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:


                                   MORGAN GUARANTY TRUST COMPANY
                                       OF NEW YORK, as Administrative Agent and as Collateral Agent


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

Acknowledged by:


ENGINEERING TECHNOLOGIES, INC.


By:
   -------------------------
Name:
Title:

ORBITAL SPACE SYSTEMS, INC.


By:
   -------------------------
Name:
Title:

ORBITAL COMMERCIAL SYSTEMS, INC.


By:
   -------------------------
Name:
Title:





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ORBITAL INTERNATIONAL, INC.


By:
   -------------------------
Name:
Title:


ORBITAL SERVICES CORPORATION


By:
   -------------------------
Name:
Title:


ORBITAL NAVIGATION CORPORATION


By:
   -------------------------
Name:
Title:


ORBLINK LLC


By:
   -------------------------
Name:
Title:



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                                TABLE OF CONTENTS

                                                                        Page
                                                                        ----

      SECTION 1.  Definitions; References.................................1
      SECTION 2.  Amendment and Restatement of the Credit Agreement.......1
      SECTION 3.  Representations and Warranties..........................1
      SECTION 4.  Effectiveness...........................................1
      SECTION 5.  Governing Law...........................................3
      SECTION 6.  Counterparts............................................3


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